                                                                    Exhibit 31.1

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                                 CERTIFICATIONS
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I, Michael E. DeDomenico, certify that:

     1.  I have reviewed this quarterly report on Form 10-Q of NuCO2 Inc.;

     2.  Based  on my  knowledge,  this  report  does  not  contain  any  untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances  under which such  statements  were made, not misleading  with respect to the period covered by this report;

     3.  Based on my knowledge,  the financial  statements,  and other financial information  included in this  report,  fairly  present in all material respects the financial condition,  results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

     4.  The  registrant's  other  certifying  officer and I are responsible for establishing  and  maintaining  disclosure  controls and procedures (as defined in Exchange Act Rules  13a-15(e)  and  15d-15(e))  and internal control  over  financial  reporting  (as defined in Exchange  Act Rules
         13a-15(f) and 15d-15(f)) for the registrant and have:

         a)   Designed such disclosure  controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under  our supervision,  to ensure that material  information relating to the registrant, including its consolidated subsidiaries, is made known to us by others  within those  entities,  particularly  during the period in which this report is being prepared;

         b)   Designed such internal control over financial reporting, or caused such  internal  control  over  financial  reporting to be designed under our supervision,  to provide reasonable  assurance regarding the  reliability  of financial  reporting and the  preparation  of financial  statements  for external  purposes in  accordance  with generally accepted accounting principles;

         c)   Evaluated  the   effectiveness  of  the  registrant's   disclosure
              controls  and   procedures   and  presented  in  this  report  our
              conclusions about the effectiveness of the disclosure controls and procedures,  as of the end of the period  covered  by this  report based on such evaluation; and

         d)   Disclosed in this report any change in the  registrant's  internal
              control  over  financial   reporting  that  occurred   during  the
              registrant's most recent fiscal quarter (the  registrant's  fourth fiscal  quarter  in  the  case  of  an  annual  report)  that  has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting; and

     5.  The registrant's other certifying  officer and I have disclosed,  based on our most  recent  evaluation  of  internal  control  over  financial reporting,  to the registrant's auditors and the audit committee of the registrant's  board of directors (or persons  performing the equivalent functions):

         a)   All significant deficiencies and material weaknesses in the design or operation of internal  control over financial  reporting  which are reasonably likely to adversely affect the registrant's ability to record,  process,  summarize and report financial  information;
              and

         b)   Any fraud,  whether or not material,  that involves  management or other  employees who have a significant  role in the  registrant's internal control over financial reporting.

         Date: November 9, 2006              /s/ Michael E. Dedomenico
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                                             Michael E. DeDomenico
                                             Chief Executive Officer